UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2005

                               ETOTALSOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)

           Colorado                   33-49797                84-1066959
           --------                   --------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

                    1510 Pool Boulevard, Yuba City, CA 95993
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:       (530) 751-9015

                                       N/A
           -------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On August 24, 2005, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners. Pursuant to the Securities Purchase Agreement, the Company shall issue convertible-redeemable debentures to Cornell Capital Partners in the original principal amount of $100,000. The Company issued to Cornell Capital Partners has a 12-month term and accrues annual interest of 12%. The debentures may be redeemed by the Company at any time, in whole or in part. If on the date of redemption, the closing price of the Company's common stock is greater than the conversion price in effect, the Company shall pay a redemption premium of 20% of the amount redeemed in addition to such redemption. The debentures are convertible at the holder's option at a conversion price equal to $0.02, which may be adjusted pursuant to the terms of the Secured Convertible Debentures. The debentures are secured by substantially all the assets of the Company. In connection with the debentures, the Company issued a warrant for 5,000,000 shares. The warrant issued to Cornell Capital Partners for 5,000,000 shares of the Company's common stock has an exercise price equal to $0.02 or as adjusted under the terms of the warrant.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description

Exhibit      Description                                                                 Location

  Exhibit    Securities Purchase Agreement dated as of August 24, 2005 between the       Provided herewith
   99.1      Company and Cornell Capital Partners, LP

  Exhibit    Investor Registration Rights Agreement dated as of August 24, 2005          Provided herewith
   99.2      between the Company and Cornell Capital Partners, LP

  Exhibit    Secured Convertible Debenture, dated as of August 24, 2005, issued to       Provided herewith
   99.3      Cornell Capital Partners, LP

  Exhibit    Warrant dated as of August 24, 2005 issued to Cornell Capital               Provided herewith
   99.4      Partners, LP

  Exhibit    Escrow Agreement dated August 24, 2005 among the Company, Cornell Capital   Provided herewith
   99.5      Partners, LP and David Gonzalez, Esq.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2005                ETOTALSOURCE, INC.

                                       By: /s/ Virgil Baker
                                           -------------------------------------
                                           Name:   Virgil Baker
                                           Title:  Chief Executive Officer


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